POKERTEK, INC.
2007 STOCK INCENTIVE PLAN

Restricted Stock Award Agreement

THIS AGREEMENT (together with Schedule A, attached hereto, this "Agreement"), effective as of _______________ ___, 200__, between POKERTEK, INC., a North Carolina corporation (the "Corporation"), and ______________, an Employee, Independent Contractor or Director of the Corporation or an Affiliate (the "Participant");

RECITALS:

In furtherance of the purposes of the PokerTek, Inc. 2007 Stock Incentive Plan, as it may be hereafter amended and/or restated (the "Plan"), and in consideration of the services of the Participant and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and the Participant hereby agree as follows:

1.  Incorporation of Plan. The rights and duties of the Corporation and the Participant under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, the terms of which are incorporated herein by reference. In the event of any conflict between the provisions in this Agreement and those of the Plan, the provisions of the Plan shall govern. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth in the Plan.

2.  Terms of Award. The following terms used in this Agreement shall have the meanings set forth in this Section 2:

The "Participant" is ______________________.

The "Grant Date" is ______________________.

The "Restriction Period" is the period beginning on the Grant Date and ending on such date or dates and satisfaction of such conditions as described in Schedule A, which is attached hereto and expressly made a part of this Agreement.

The number of shares of common stock of the Corporation ("Common Stock") subject to the Restricted Stock Award granted under this Agreement shall be ______________ (the "Shares").

3.  Grant of Restricted Stock Award. Subject to the terms of this Agreement and the Plan, the Corporation hereby grants the Participant a Restricted Stock Award (the "Award") for that number of Shares of Common Stock as is set forth in Section 2.

4.  Vesting and Earning of Award. Subject to the terms of the Plan, the Award shall be deemed vested and earned upon such date or dates, and subject to such conditions, as are described in this Agreement, including but not limited to the terms of Schedule A, attached hereto. The Administrator has sole authority to determine whether and to what degree the Award has vested and vested and is payable and to interpret the terms and conditions of this Agreement and the Plan.

5.  Effect of Change in Control.

(a)  Notwithstanding any other provision of the Plan to the contrary, and except as may be otherwise provided in an employment agreement or other agreement between the Participant and the Corporation, in the event of a Change in Control, the Award, if outstanding as of the date of such Change in Control, shall become fully vested, whether or not then otherwise vested.

(b)  Notwithstanding the foregoing, in the event that a Change in Control event occurs, then the Administrator may, in its sole and absolute discretion, determine that the Award shall not vest on an accelerated basis, if the Corporation or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of Awards granted under the Plan or the grant of substitute awards (in either case, with substantially similar terms or equivalent economic benefits as Awards granted under the Plan), as the Administrator determines to be equitable or appropriate to protect the rights and interests of Participants under the Plan. For the purposes herein, if the Committee is acting as the Administrator authorized to make the determinations provided for in this Section 5(b), the Committee shall be appointed by the Board of Directors, two-thirds of the members of which shall have been Directors of the Corporation prior to the Change in Control event.

(c)  The Administrator shall have full and final authority, in its discretion, to determine whether a Change in Control of the Corporation has occurred, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

6.  Termination of Employment or Service; Forfeiture of Award. Except as may be otherwise provided in the Plan or this Agreement, in the event that the employment or service of the Participant is terminated for any reason and all or part of the Award has not yet vested pursuant to Section 4, Section 5 and/or Schedule A herein, then the Award, to the extent not vested as of the Participant's Termination Date, shall be forfeited immediately upon such termination, and the Participant shall have no further rights with respect to the Award or the Shares, cash or other benefits underlying that portion of the Award that has not yet vested. The Participant expressly acknowledges and agrees that the termination of his or her employment or service shall result in forfeiture of the Award and the Shares to the extent the Award has not vested as of his or her Termination Date.

7.  Settlement of Award. The Award shall be payable in whole shares of Common Stock.

8.  No Right of Employment or Service; Forfeiture of Award. Neither the Plan, the grant of the Award, nor any other action related to the Plan shall confer upon the Participant any right to continue in the employment or service of the Corporation or an Affiliate or interfere in any way with the right of the Corporation or an Affiliate to terminate the Participant's employment or service at any time. Except as otherwise provided in the Plan or this Agreement, all rights of the Participant with respect to the Award shall terminate upon termination of the Participant's employment or service.

9.  Nontransferability of Award and Shares. The Award, to the extent not vested, shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession. The designation of a beneficiary in accordance with the Plan does not constitute a transfer. The Participant shall not sell, transfer, assign, pledge or otherwise encumber the Shares (except as may be provided in Section 13 herein) until the Restriction Period has expired and all conditions to vesting and transfer have been met.

10.  Superseding Agreement. This Agreement supersedes any statements, representations or agreements of the Corporation with respect to the grant of the Award, any other equity-based awards or any related rights, and the Participant hereby waives any rights or claims related to any such statements, representations or agreements. This Agreement does not supersede or amend any confidentiality agreement, nonsolicitation agreement, noncompetition agreement, employment agreement or any other similar agreement between the Participant and the Corporation, including, but not limited to, any restrictive covenants contained in such agreements.

11.  Governing Law. Except as otherwise provided in the Plan or herein, this Agreement shall be construed and enforced according to the laws of the State of North Carolina, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

12.  Amendment and Termination; Waiver. Subject to the terms of the Plan and this Section 12, this Agreement may be modified or amended only by the written agreement of the parties hereto. Notwithstanding the foregoing, the Administrator shall have unilateral authority to amend the Plan and this Agreement (without Participant consent) to the extent necessary to comply with Applicable Laws or changes to Applicable Laws (including but not limited to Code Section 409A and federal securities laws). The waiver by the Corporation of a breach of any provision of this Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant.

13.  Certificates for Shares; Rights as Shareholder. The Participant and his or her legal representatives, legatees or distributees shall not be deemed to be the holder of any of the Shares and shall not have any rights of a shareholder unless and until certificates for such Shares have been issued to him or her or them. Unless the Administrator determines otherwise, a certificate or certificates for any of the Shares shall be issued in the name of the Participant as soon as practicable after the Award has been granted. Notwithstanding the foregoing, the Administrator may require that (a) the Participant deliver the certificate(s) for the Shares to the Administrator or its designee to be held in escrow until the Award vests (in which case the Shares will be released to the Participant) or is forfeited (in which case the Shares shall be returned to the Corporation); and/or (b) the Participant deliver to the Corporation a stock power, endorsed in blank, relating to the Shares that are subject to forfeiture. Except as otherwise provided in the Plan or this Agreement, the Participant shall have all voting, dividend and other rights of a shareholder with respect to the Shares following issuance of the certificate or certificates for the Shares.

14.  Withholding; Tax Matters.

(a)  The Participant acknowledges that the Corporation shall require the Participant to pay the Corporation in cash the amount of any local, state, federal, foreign or other tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of the Participant, and the Participant agrees, as a condition to the grant of the Award and delivery of the Shares or any other benefit, to satisfy such obligations. Notwithstanding the foregoing, the Administrator may establish procedures to permit the Participant to satisfy such obligations in whole or in part, and any other local, state, federal, foreign or other income tax obligations relating to the Award, by electing (the "election") to have the Corporation withhold shares of Common Stock from the Shares to which the Participant is entitled. The number of the Shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

(b)  The Participant acknowledges that the Corporation has made no warranties or representations to the Participant with respect to the tax consequences (including, but not limited to, income tax consequences) related to the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Corporation or its representatives for an assessment of such tax consequences. The Participant acknowledges that there may be adverse tax consequences upon acquisition or disposition of the Shares and that the Participant has been advised that he or she should consult with his or her own attorney, accountant, and/or tax advisor regarding the decision to enter into this Agreement and the consequences thereof. The Participant also acknowledges that the Corporation has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for the Participant.

15.  Administration. The authority to construe and interpret this Agreement and the Plan, and to administer all aspects of the Plan, shall be vested in the Administrator, and the Administrator shall have all powers with respect to this Agreement as are provided in the Plan. Any interpretation of this Agreement by the Administrator and any decision made by it with respect to this Agreement is final and binding.

16.  Notices. Except as may be otherwise provided by the Plan, any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailed but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant's address indicated by the Corporation's records (or such other address as may be designated by the Participant in a manner acceptable to the Administrator), or, if to the Corporation, at the Corporation's principal office, attention Chief Financial Officer.

17.  Severability. If any provision of this Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Agreement, and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

18.  Restrictions on Award and Shares.

(a)  As a condition to the issuance and delivery of the Shares, or the grant of any benefit pursuant to the Plan, the Corporation may require the Participant or other person to become a party to this Agreement, any agreement(s) restricting the transfer, purchase or repurchase of shares of Common Stock, any voting agreement(s), any employment agreement(s), any consulting agreement(s), any non-competition agreement(s), any confidentiality agreement(s), any non-solicitation agreement(s) and/or any other agreement(s) imposing such restrictions as may be required by the Corporation. Without in any way limiting the effect of the foregoing, the Participant or other holder of any of the Shares shall be permitted to transfer such shares only if such transfer is in accordance with the terms of Section 15 of the Plan, this Agreement and/or any other applicable agreement(s). The Participant acknowledges that the acquisition of any of the Shares by the Participant or other holder is subject to, and conditioned upon, the agreement of the Participant or such holder to the restrictions described in Section 15 of the Plan, this Agreement and/or any other applicable agreement(s).

(b)  The Corporation may impose such restrictions on the Award, the Shares and/or any other benefits underlying the Award as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such securities. Notwithstanding any other provision in the Plan or this Agreement to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock, make any other distribution of benefits, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Laws (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend or legends (including but in no way limited to any legends that may be necessary or appropriate pursuant to Section 13 herein) to be placed on any certificate for any of the Shares issued pursuant to the Award in such form as may be prescribed from time to time by Applicable Laws or as may be advised by legal counsel.

19.  Counterparts; Further Instruments. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

20.  Effect of Changes in Status. Unless the Administrator determines otherwise, the Award shall not be affected by any change in the terms, conditions or status of the Participant's employment or service, provided that the Participant continues to be an employee of, or in service to, the Corporation or an Affiliate.

21.  Rules of Construction. Headings are given to the sections of this Agreement solely as a conveni-ence to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

22.  Successors and Assigns. This Agreement shall be binding upon the Corporation and its successors and assigns, and the Participant and his or her executors, administrators and permitted transferees and beneficiaries.

23.  Right of Offset. Notwithstanding any other provision of the Plan or this Agreement, the Corporation may reduce the amount of any payment or benefit otherwise payable to or on behalf of the Participant by the amount of any obligation of the Participant to or on behalf of the Corporation or an Affiliate that is or becomes due and payable.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been executed in behalf of the Corporation and by the Participant on the day and year first above written.

POKERTEK, INC.

By:
Gehrig H. White
Chief Executive Officer
Attest:

James Crawford
Secretary

PARTICIPANT

Printed Name

[Insert applicable Schedule A]

POKERTEK, INC.
2007 STOCK INCENTIVE PLAN

Restricted Stock Award Agreement

SCHEDULE A

PERFORMANCE MEASURES

1.  Purpose. The purpose of this Schedule A is to set forth the Performance Measures that will be applied to determine the amount of the Award to be made under the terms of the attached Restricted Stock Award Agreement (the "Agreement"). This Schedule A is incorporated into and forms a part of the Agreement.

2.  Revision of Performance Measures. The Performance Measures set forth in this Schedule A may be modified by the Administrator during, and after the end of, the Restriction Period to reflect significant events that occur during the Restriction Period.

3.  Performance Goals. The Performance Goals shall be as follows:

[Insert Schedule]

4.  Amount of Award. The amount distributable to the Participant under the Agreement shall be determined in accordance with the following schedule:

[Insert Schedule]

Schedule A-1

[Insert applicable Schedule A]

POKERTEK, INC.
2007 STOCK INCENTIVE PLAN

Restricted Stock Award Agreement

SCHEDULE A

SERVICE MEASURES

Grant Date:                     ,     .

Number of Shares Subject to Award:                      shares.

Restriction Period: The Shares subject to the Award shall vest and be earned, as provided below, subject to the terms and conditions as may be imposed by the Plan and the Agreement:

Date of Vesting	Percentage of Shares Vested
[Insert Schedule]

Schedule A-2

[Insert applicable Schedule A]

POKERTEK, INC.
2007 STOCK INCENTIVE PLAN

Restricted Stock Award Agreement

SCHEDULE A

COMBINATION OF PERFORMANCE AND SERVICE MEASURES

A. Performance Measures

1.  Purpose. The purpose of this portion of Schedule A is to set forth the Performance Measures that will be applied to determine the amount of the Award to be made under the terms of the attached Restricted Stock Award Agreement (the "Agreement"). This Schedule A is incorporated into and forms a part of the Agreement.

2.  Revision of Performance Measures. The Performance Measures set forth in this Schedule A may be modified by the Administrator during, and after the end of, the Restriction Period to reflect significant events that occur during the Restriction Period.

3.  Performance Goals. The Performance Goals shall be as follows:

[Insert Schedule]

4.  Amount of Award. The amount distributable to the Participant under the Agreement shall be determined in accordance with the following schedule:

[Insert Schedule]

B. Service Measures

Grant Date:                     ,     .

Number of Shares Subject to Award:                      shares.

Restriction Period: The Shares subject to the Award shall vest and be earned, as provided below, subject to the terms and conditions as may be imposed by the Plan and the Agreement:

Date of Vesting	Percentage of Shares Vested
[Insert Schedule]

Exhibit A-1